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                                                                   EXHIBIT 25.1





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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                                ----------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)             (Zip code)


                                ----------------


                                Viasystems, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                             43-1777252
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

James N. Mills
Chief Executive Officer
110 South Hanley Road, Suite 400
St. Louis, Missouri                                  63105
(Address of principal executive offices)             (Zip code)


                                ----------------


                  9 3/4% Senior Subordinated Notes due 2007
                      (Title of the indenture securities)



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1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
--------------------------------------------------------------------------------
         Superintendent of Banks of the State of   2 Rector Street, New York,
         New York                                  N.Y.  10006, and Albany, N.Y.
                                                   12203

         Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                                   N.Y.  10045

         Federal Deposit Insurance Corporation     Washington, D.C.  20429

         New York Clearing House Association       New York, New York  10005

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)





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         6.      The consent of the Trustee required by Section 321(b) of the
                 Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





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                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of June, 1997.


                                      THE BANK OF NEW YORK



                                      By:    /S/ VIVIAN GEORGES
                                          -------------------------------------
                                          Name:  VIVIAN GEORGES
                                          Title: ASSISTANT VICE PRESIDENT





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                                                                       EXHIBIT 7

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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of 48 Wall Street New York, NY  10286
        And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                   Dollar Amounts
ASSETS                                                              in Thousands

Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin........  $  6,024,605
        Interest-bearing balances.................................       808,821
Securities:
        Held-to-maturity securities...............................     1,071,747
        Available-for-sale securities.............................     3,105,207
Federal funds sold in domestic offices of the bank:...............     4,250,941
Loans and lease financing receivables:
        Loans and leases, net of unearned income..................    31,962,915
        LESS:  Allowance for loan and lease losses................       635,084
        LESS:  Allocated transfer risk reserve....................           429
        Loans and leases, net of unearned income, allowance,
          and reserve.............................................    31,327,402
Assets held in trading accounts...................................     1,539,612
Premises and fixed assets (including capitalized leases)..........       692,317
Other real estate owned...........................................        22,123
Investments in unconsolidated subsidiaries and associated
  companies.......................................................       213,512
Customers' liability to this bank on acceptances outstanding......       985,297
Intangible assets.................................................       590,973
Other assets......................................................     1,487,903
                                                                     -----------
Total assets......................................................   $52,120,460
                                                                     ===========

LIABILITIES
Deposits
        In domestic offices.......................................   $25,929,642
        Noninterest-bearing.......................................    11,245,050
        Interest-bearing..........................................    14,684,592
        In foreign offices. Edge and Agreement subsidiaries
          and in IBFs.............................................    12,852,809
        Noninterest-bearing.......................................       552,203
        Interest-bearing..........................................    12,300,606
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
  Agreement subsidiaries and in IBFs:
        Federal funds purchased...................................     1,360,877
        Securities sold under agreements to repurchase............       226,158
Demand notes issued to the U.S. Treasury..........................       204,987
Trading liabilities...............................................     1,437,445
Other borrowed money
        With original maturity of one year or less................     2,312,556
        With original maturity of more than one year..............        20,766
Banks liability on acceptances executed and outstanding...........     1,014,717
Subordinated notes and debentures.................................     1,014,400
Other liabilities.................................................     1,721,291
                                                                     -----------
Total liabilities.................................................   $48,095,648
                                                                     ===========

EQUITY CAPITAL
Common stock......................................................       942,284
Surplus...........................................................       731,319
Undivided profits and capital reserves............................     2,354,095
Net unrealized holding gains (losses) on available-for-sale
  securities......................................................         7,030
Cumulative foreign currency translation adjustments...............   (     9,916)
                                                                     -----------
Total equity capital..............................................     4,024,812
                                                                     -----------
Total liabilities and equity capital..............................   $52,120,460
                                                                     ===========


    I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Robert E. Keilman

     We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared on conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                    J. Carter Bacot        )
                    Thomas A. Renyi        )          Directors
                    Alan R. Griffith       )
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